Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock High Yield Portfolio


Security:			Goldman Sachs Group, Inc. (The) (CUSIP 38148BAC2)


Date Purchased:			07/20/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		380,000


Total Principal Purchased
by the Portfolio *:		380,000 USD


Commission or Spread:		1.500%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock High Yield Portfolio


Security:			Axalta Coating Systems LLC (CUSIP 05453GAA3)


Date Purchased:			08/02/16


Price Per Share:		99.591 USD


Shares Purchased
by the Portfolio *:		609,000


Total Principal Purchased
by the Portfolio *:		606,509 USD


Commission or Spread:		0.150%


Broker:				Barclays Capital, Inc.


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock High Yield Portfolio


Security:			Boise Cascade Co. (CUSIP 09739DAC4)


Date Purchased:			08/16/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		256,000


Total Principal Purchased
by the Portfolio *:		256,000 USD


Commission or Spread:		1.380%


Broker:				Wells Fargo Advisors


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock High Yield Portfolio


Security:			Wolverine World Wide, Inc. (CUSIP 978097AD5)


Date Purchased:			08/16/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		165,000


Total Principal Purchased
by the Portfolio *:		165,000 USD


Commission or Spread:		1.250%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock High Yield Portfolio


Security:			Novelis Corp. (CUSIP 670001AC0)


Date Purchased:			09/07/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		1,920,000


Total Principal Purchased
by the Portfolio *:		1,920,000 USD


Commission or Spread:		1.500%


Broker:				Morgan Stanley & Co., Inc.


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock High Yield Portfolio


Security:			Cincinnati Bell, Inc. (CUSIP 171871AP1)


Date Purchased:			09/16/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		764,000


Total Principal Purchased
by the Portfolio *:		764,000 USD


Commission or Spread:		1.250%


Broker:				Morgan Stanley & Co., Inc.


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock High Yield Portfolio


Security:			Targa Resources Partners L.P. / Targa Resources Partners
				Finance Corp. (CUSIP 87612BAZ5)


Date Purchased:			09/22/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		365,000


Total Principal Purchased
by the Portfolio *:		365,000 USD


Commission or Spread:		0.750%


Broker:				Wells Fargo Advisors


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock High Yield Portfolio


Security:			Targa Resources Partners L.P. / Targa Resources Partners
				Finance Corp. (CUSIP 87612BBC5)


Date Purchased:			09/22/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		376,000


Total Principal Purchased
by the Portfolio *:		376,000 USD


Commission or Spread:		0.750%


Broker:				Wells Fargo Advisors


Member:				PNC Capital Markets LLC


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Korea Gas Corp. (CUSIP 50066AAK9)


Date Purchased:			07/11/16


Price Per Share:		99.786 USD


Shares Purchased
by the Portfolio *:		400,000


Total Principal Purchased
by the Portfolio *:		399,144 USD


Commission or Spread:		0.300%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Dai-ichi Life Insurance Co., Ltd. (The) (CUSIP 23380YAD9)


Date Purchased:			07/13/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		759,000


Total Principal Purchased
by the Portfolio *:		759,000 USD


Commission or Spread:		1.000%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Nationwide Building Society (CUSIP 63859UBD4)


Date Purchased:			07/20/16


Price Per Share:		99.822 USD


Shares Purchased
by the Portfolio *:		200,000


Total Principal Purchased
by the Portfolio *:		199,644 USD


Commission or Spread:		0.250%


Broker:				Deutsche Bank Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Citizens Financial Group, Inc. (CUSIP 174610AN5)


Date Purchased:			07/25/16


Price Per Share:		99.948 USD


Shares Purchased
by the Portfolio *:		110,000


Total Principal Purchased
by the Portfolio *:		109,943 USD


Commission or Spread:		0.350%


Broker:				Credit Suisse Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			SoFi Consumer Loan Program LLC (CUSIP 83402QAA0)


Date Purchased:			07/26/16


Price Per Share:		99.984 USD


Shares Purchased
by the Portfolio *:		1,570,000


Total Principal Purchased
by the Portfolio *:		1,569,754 USD


Commission or Spread:		0.700%


Broker:				Deutsche Bank Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Apple, Inc. (CUSIP 037833BZ2)


Date Purchased:			07/28/16


Price Per Share:		99.727 USD


Shares Purchased
by the Portfolio *:		519,000


Total Principal Purchased
by the Portfolio *:		517,583 USD


Commission or Spread:		0.200%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Apple, Inc. (CUSIP 037833CD0)


Date Purchased:			07/28/16


Price Per Share:		99.735 USD


Shares Purchased
by the Portfolio *:		362,000


Total Principal Purchased
by the Portfolio *:		361,041 USD


Commission or Spread:		0.430%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Synchrony Financial (CUSIP 87165BAL7)


Date Purchased:			08/01/16


Price Per Share:		99.619 USD


Shares Purchased
by the Portfolio *:		981,000


Total Principal Purchased
by the Portfolio *:		977,262 USD


Commission or Spread:		0.550%


Broker:				Mizuho Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Microsoft Corp. (CUSIP 594918BR4)


Date Purchased:			08/01/16


Price Per Share:		99.814 USD


Shares Purchased
by the Portfolio *:		400,000


Total Principal Purchased
by the Portfolio *:		399,256 USD


Commission or Spread:		0.400%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Microsoft Corp. (CUSIP 594918BU7)


Date Purchased:			08/01/16


Price Per Share:		97.505 USD


Shares Purchased
by the Portfolio *:		180,000


Total Principal Purchased
by the Portfolio *:		175,509 USD


Commission or Spread:		0.750%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			KeySpan Gas East Corp. (CUSIP 49338CAB9)


Date Purchased:			08/02/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		345,000


Total Principal Purchased
by the Portfolio *:		345,000 USD


Commission or Spread:		0.400%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Massachusetts Electric Co. (CUSIP 575634AT7)


Date Purchased:			08/02/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		395,000


Total Principal Purchased
by the Portfolio *:		395,000 USD


Commission or Spread:		0.750%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Massachusetts Electric Co. (CUSIP 575634AT7)


Date Purchased:			08/02/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		402,000


Total Principal Purchased
by the Portfolio *:		402,000 USD


Commission or Spread:		0.750%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			International Paper Co. (CUSIP 460146CP6)


Date Purchased:			08/02/16


Price Per Share:		99.624 USD


Shares Purchased
by the Portfolio *:		429,000


Total Principal Purchased
by the Portfolio *:		427,387 USD


Commission or Spread:		0.650%


Broker:				Deutsche Bank Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			UBS Group Funding Jersey, Ltd. (CUSIP 90351DAH0)


Date Purchased:			08/03/16


Price Per Share:		99.940 USD


Shares Purchased
by the Portfolio *:		262,000


Total Principal Purchased
by the Portfolio *:		261,843 USD


Commission or Spread:		0.350%


Broker:				UBS Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Ameriprise Financial, Inc. (CUSIP 03076CAH9)


Date Purchased:			08/08/16


Price Per Share:		99.893 USD


Shares Purchased
by the Portfolio *:		635,000


Total Principal Purchased
by the Portfolio *:		634,321 USD


Commission or Spread:		0.650%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			ING Bank NV (CUSIP 449786BH4)


Date Purchased:			08/08/16


Price Per Share:		99.898 USD


Shares Purchased
by the Portfolio *:		300,000


Total Principal Purchased
by the Portfolio *:		299,694 USD


Commission or Spread:		0.250%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Air Lease Corp. (CUSIP 00912XAT1)


Date Purchased:			08/08/16


Price Per Share:		98.658 USD


Shares Purchased
by the Portfolio *:		484,000


Total Principal Purchased
by the Portfolio *:		477,505 USD


Commission or Spread:		0.630%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Boston Properties L.P. (CUSIP 10112RAY0)


Date Purchased:			08/08/16


Price Per Share:		99.271 USD


Shares Purchased
by the Portfolio *:		300,000


Total Principal Purchased
by the Portfolio *:		297,813 USD


Commission or Spread:		0.650%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Entergy Corp. (CUSIP 29364GAJ2)


Date Purchased:			08/16/16


Price Per Share:		99.775 USD


Shares Purchased
by the Portfolio *:		194,000


Total Principal Purchased
by the Portfolio *:		193,564 USD


Commission or Spread:		0.650%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Crown Castle International Corp. (CUSIP 22822VAD3)


Date Purchased:			08/22/16


Price Per Share:		99.972 USD


Shares Purchased
by the Portfolio *:		385,000


Total Principal Purchased
by the Portfolio *:		384,892 USD


Commission or Spread:		0.600%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Canadian Imperial Bank of Commerce (CUSIP 13607RAB6)


Date Purchased:			08/29/16


Price Per Share:		99.982 USD


Shares Purchased
by the Portfolio *:		850,000


Total Principal Purchased
by the Portfolio *:		849,847 USD


Commission or Spread:		0.250%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Commonwealth Bank of Australia (CUSIP 2027A0HW2)


Date Purchased:			08/29/16


Price Per Share:		99.905 USD


Shares Purchased
by the Portfolio *:		500,000


Total Principal Purchased
by the Portfolio *:		499,525 USD


Commission or Spread:		0.250%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Home Depot, Inc. (The) (CUSIP 437076BN1)


Date Purchased:			09/06/16


Price Per Share:		99.904 USD


Shares Purchased
by the Portfolio *:		193,000


Total Principal Purchased
by the Portfolio *:		190,885 USD


Commission or Spread:		0.450%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Home Depot, Inc. (The) (CUSIP 437076BP6)


Date Purchased:			09/06/16


Price Per Share:		98.097 USD


Shares Purchased
by the Portfolio *:		134,000


Total Principal Purchased
by the Portfolio *:		131,450 USD


Commission or Spread:		0.880%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Magellan Midstream Partners L.P. (CUSIP 559080AL0)


Date Purchased:			09/06/16


Price Per Share:		98.762 USD


Shares Purchased
by the Portfolio *:		269,000


Total Principal Purchased
by the Portfolio *:		265,670 USD


Commission or Spread:		0.880%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Mitsubishi UFJ Financial Group, Inc. (CUSIP 606822AH7)


Date Purchased:			09/06/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		250,000


Total Principal Purchased
by the Portfolio *:		250,000 USD


Commission or Spread:		0.400%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Nationwide Building Society (CUSIP 63859WAE9)


Date Purchased:			09/07/16


Price Per Share:		99.706 USD


Shares Purchased
by the Portfolio *:		449,000


Total Principal Purchased
by the Portfolio *:		447,680 USD


Commission or Spread:		0.400%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securitie,s Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Shell International Finance B.V. (CUSIP 822582BY7)


Date Purchased:			09/07/16


Price Per Share:		99.536 USD


Shares Purchased
by the Portfolio *:		806,000


Total Principal Purchased
by the Portfolio *:		802,260 USD


Commission or Spread:		0.430%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Southern Co. Gas Capital Corp. (CUSIP 8426EPAA6)


Date Purchased:			09/08/16


Price Per Share:		99.922 USD


Shares Purchased
by the Portfolio *:		172,000


Total Principal Purchased
by the Portfolio *:		171,866 USD


Commission or Spread:		0.630%


Broker:				Mizuho Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Southern Co. Gas Capital Corp. (CUSIP 8426EPAB4)


Date Purchased:			09/08/16


Price Per Share:		99.823 USD


Shares Purchased
by the Portfolio *:		212,000


Total Principal Purchased
by the Portfolio *:		211,625 USD


Commission or Spread:		0.880%


Broker:				Mizuho Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Southwest Gas Corp. (CUSIP 844895AX0)


Date Purchased:			09/08/16


Price Per Share:		99.698 USD


Shares Purchased
by the Portfolio *:		332,000


Total Principal Purchased
by the Portfolio *:		330,997 USD


Commission or Spread:		0.880%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Toronto-Dominion Bank (The) (CUSIP 891160MJ9)


Date Purchased:			09/08/16


Price Per Share:		99.825

Shares Purchased
by the Portfolio *:		433,000


Total Principal Purchased
by the Portfolio *:		432,242 USD


Commission or Spread:		0.450%


Broker:				TD Securities (USA) LLC


Member:				JPMorgan Securities, Inc.



Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Liberty Property L.P. (CUSIP 53117CAS1)


Date Purchased:			09/13/16


Price Per Share:		99.162 USD


Shares Purchased
by the Portfolio *:		199,000


Total Principal Purchased
by the Portfolio *:		197,332 USD


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Thermo Fisher Scientific, Inc. (CUSIP 883556BR2)


Date Purchased:			09/14/16


Price Per Share:		98.787 USD


Shares Purchased
by the Portfolio *:		286,000


Total Principal Purchased
by the Portfolio *:		282,531 USD


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Gilead Sciences, Inc. (CUSIP 375558BJ1)


Date Purchased:			09/15/16


Price Per Share:		99.430 USD


Shares Purchased
by the Portfolio *:		201,000


Total Principal Purchased
by the Portfolio *:		199,854 USD


Commission or Spread:		0.880%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Gilead Sciences, Inc. (CUSIP 375558BL6)


Date Purchased:			09/15/16


Price Per Share:		99.646 USD


Shares Purchased
by the Portfolio *:		298,000


Total Principal Purchased
by the Portfolio *:		296,945 USD


Commission or Spread:		0.400%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			American Airlines Pass-Through Trust (CUSIP 023771R91)


Date Purchased:			09/19/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		1,403,000


Total Principal Purchased
by the Portfolio *:		1,403,000 USD


Commission or Spread:		1.050%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Shire Acquisitions Investments Ireland DAC
				(CUSIP 82481LAC3)


Date Purchased:			09/19/16


Price Per Share:		99.987 USD


Shares Purchased
by the Portfolio *:		445,000


Total Principal Purchased
by the Portfolio *:		444,942 USD


Commission or Spread:		0.400%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Air Liquide Finance S.A. (CUSIP 00913RAC0)


Date Purchased:			09/22/16


Price Per Share:		99.749 USD


Shares Purchased
by the Portfolio *:		350,000


Total Principal Purchased
by the Portfolio *:		349,122 USD


Commission or Spread:		0.350%


Broker:				HSBC Securities, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Air Lease Corp. (CUSIP 00912XAU8)


Date Purchased:			09/26/16


Price Per Share:		99.643 USD


Shares Purchased
by the Portfolio *:		798,000


Total Principal Purchased
by the Portfolio *:		795,151 USD


Commission or Spread:		0.450%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Goodman Australia Industrial Fund Bond Issuer
				Pty, Ltd. (CUSIP 361435AA8)


Date Purchased:			09/26/16


Price Per Share:		99.773 USD


Shares Purchased
by the Portfolio *:		632,000


Total Principal Purchased
by the Portfolio *:		630,565 USD


Commission or Spread:		0.450%


Broker:				HSBC Securities, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			American Tower Corp. (CUSIP 03027XAL4)


Date Purchased:			09/28/16


Price Per Share:		99.858 USD


Shares Purchased
by the Portfolio *:		500,000


Total Principal Purchased
by the Portfolio *:		499,290 USD


Commission or Spread:		0.600%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Toronto-Dominion Bank (The) (CUSIP 89114QBL1)


Date Purchased:			07/06/16


Price Per Share:		99.762 USD


Shares Purchased
by the Portfolio *:		460,000


Total Principal Purchased
by the Portfolio *:		458,905 USD


Commission or Spread:		0.350%


Broker:				TD Bank Group


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			CBS Corp. (CUSIP 124857AR4)


Date Purchased:			07/06/16


Price Per Share:		98.350 USD


Shares Purchased
by the Portfolio *:		230,000


Total Principal Purchased
by the Portfolio *:		226,205 USD


Commission or Spread:		0.450%


Broker:				RBC Capital Markets LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Comcast Corp. (CUSIP 20030NBU4)


Date Purchased:			07/12/16


Price Per Share:		99.126 USD


Shares Purchased
by the Portfolio *:		285,000


Total Principal Purchased
by the Portfolio *:		282,509 USD


Commission or Spread:		0.750%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Comcast Corp. (CUSIP 20030NBV2)


Date Purchased:			07/12/16


Price Per Share:		99.901 USD


Shares Purchased
by the Portfolio *:		385,000


Total Principal Purchased
by the Portfolio *:		384,619 USD


Commission or Spread:		0.250%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Exxon Mobil Corp. (CUSIP 30231GAW2)


Date Purchased:			07/12/16


Price Per Share:		99.880 USD


Shares Purchased
by the Portfolio *:		175,000


Total Principal Purchased
by the Portfolio *:		174,790 USD


Commission or Spread:		0.450%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Comcast Corp. (CUSIP 20030NBU4)


Date Purchased:			07/12/16


Price Per Share:		99.126 USD


Shares Purchased
by the Portfolio *:		142,000


Total Principal Purchased
by the Portfolio *:		140,759 USD


Commission or Spread:		0.450%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Bank of Montreal (CUSIP 06367THQ6)


Date Purchased:			7/13/16


Price Per Share:		99.904 USD


Shares Purchased
by the Portfolio *:		580,000


Total Principal Purchased
by the Portfolio *:		579,443 USD


Commission or Spread:		0.250%


Broker:				BMO Capital Markets


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Nationwide Building Society (CUSIP 63859UBD4)


Date Purchased:			07/20/16


Price Per Share:		99.822 USD


Shares Purchased
by the Portfolio *:		695,000


Total Principal Purchased
by the Portfolio *:		693,763 USD


Commission or Spread:		0.250%


Broker:				BNP Paribas Securities Corp.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Bank of New York Mellon Corp. (The) (CUSIP 064058AF7)


Date Purchased:			07/25/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		461,000


Total Principal Purchased
by the Portfolio *:		461,000 USD


Commission or Spread:		1.000%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Apple, Inc. (CUSIP 037833BZ2)


Date Purchased:			07/28/16


Price Per Share:		99.727 USD


Shares Purchased
by the Portfolio *:		290,000


Total Principal Purchased
by the Portfolio *:		289,208 USD


Commission or Spread:		0.290%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Apple, Inc. (CUSIP 037833CD0)


Date Purchased:			07/28/16


Price Per Share:		99.735 USD


Shares Purchased
by the Portfolio *:		330,000


Total Principal Purchased
by the Portfolio *:		329,126 USD


Commission or Spread:		0.430%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Apple, Inc. (CUSIP 037833CC2)


Date Purchased:			07/28/16


Price Per Share:		99.861 USD


Shares Purchased
by the Portfolio *:		459,000


Total Principal Purchased
by the Portfolio *:		458,362 USD


Commission or Spread:		0.120%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Microsoft Corp. (CUSIP 594918BR4)


Date Purchased:			08/01/16


Price Per Share:		99.814 USD


Shares Purchased
by the Portfolio *:		475,000


Total Principal Purchased
by the Portfolio *:		474,117 USD


Commission or Spread:		0.400%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Microsoft Corp. (CUSIP 594918BT0)


Date Purchased:			08/01/16


Price Per Share:		99.515 USD


Shares Purchased
by the Portfolio *:		940,000


Total Principal Purchased
by the Portfolio *:		935,441 USD


Commission or Spread:		0.750%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Microsoft Corp. (CUSIP 594918BS2)


Date Purchased:			08/01/16


Price Per Share:		99.613 USD


Shares Purchased
by the Portfolio *:		665,000


Total Principal Purchased
by the Portfolio *:		662,426 USD


Commission or Spread:		0.750%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			KeySpan Gas East Corp. (CUSIP 49338CAB9)


Date Purchased:			08/02/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		345,000


Total Principal Purchased
by the Portfolio *:		345,000 USD


Commission or Spread:		0.400%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Massachusetts Electric Co. (CUSIP 575634AT7)


Date Purchased:			08/02/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		275,000


Total Principal Purchased
by the Portfolio *:		275,000 USD


Commission or Spread:		0.750%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			KeySpan Gas East Corp. (CUSIP 49338CAB9)


Date Purchased:			08/02/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		345,000


Total Principal Purchased
by the Portfolio *:		345,000 USD


Commission or Spread:		0.400%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			International Paper Co. (CUSIP 460146CP6)


Date Purchased:			08/02/16


Price Per Share:		99.624 USD


Shares Purchased
by the Portfolio *:		357,000


Total Principal Purchased
by the Portfolio *:		355,658 USD


Commission or Spread:		0.650%


Broker:				Deutsche Bank Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Transcanada Trust (CUSIP 89356BAB4)


Date Purchased:			08/08/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		359,000


Total Principal Purchased
by the Portfolio *:		359,000 USD


Commission or Spread:		1.000%


Broker:				Deutsche Bank Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Air Lease Corp. (CUSIP 00912XAT1)


Date Purchased:			08/08/16


Price Per Share:		99.658 USD


Shares Purchased
by the Portfolio *:		195,000


Total Principal Purchased
by the Portfolio *:		192,383 USD


Commission or Spread:		0.630%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Archer-Daniels-Midland Co. (CUSIP 039483BL5)


Date Purchased:			08/08/16


Price Per Share:		99.710 USD


Shares Purchased
by the Portfolio *:		350,000


Total Principal Purchased
by the Portfolio *:		348,985 USD


Commission or Spread:		0.450%


Broker:				HSBC Securities, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Air Lease Corp. (CUSIP 00912XAT1)


Date Purchased:			08/08/16


Price Per Share:		98.658 USD


Shares Purchased
by the Portfolio *:		90,000


Total Principal Purchased
by the Portfolio *:		88,792 USD


Commission or Spread:		0.630%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Duke Energy Corp. (CUSIP 26441CAS4)


Date Purchased:			08/09/16


Price Per Share:		99.692 USD


Shares Purchased
by the Portfolio *:		130,000


Total Principal Purchased
by the Portfolio *:		129,600 USD


Commission or Spread:		0.650%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			General Dynamics Corp. (CUSIP 369550AW8)


Date Purchased:			08/09/16


Price Per Share:		99.316 USD


Shares Purchased
by the Portfolio *:		195,000


Total Principal Purchased
by the Portfolio *:		193,666 USD


Commission or Spread:		0.400%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/65 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Bank of New York Mellon Corp. (The) (CUSIP 06406FAD5)


Date Purchased:			08/09/16


Price Per Share:		99.826 USD


Shares Purchased
by the Portfolio *:		225,000


Total Principal Purchased
by the Portfolio *:		224,609 USD


Commission or Spread:		0.150%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Amgen, Inc. (CUSIP 031162BZ2)


Date Purchased:			08/10/16


Price Per Share:		107.892 USD


Shares Purchased
by the Portfolio *:		130,000


Total Principal Purchased
by the Portfolio *:		141,976 USD


Commission or Spread:		0.880%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Bunge, Ltd. Finance Corp. (CUSIP 120568AX8)


Date Purchased:			08/10/16


Price Per Share:		99.907 USD


Shares Purchased
by the Portfolio *:		81,000


Total Principal Purchased
by the Portfolio *:		80,925 USD


Commission or Spread:		0.650%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Entergy Corp. (CUSIP 29364GAJ2)


Date Purchased:			08/16/16


Price Per Share:		99.775 USD


Shares Purchased
by the Portfolio *:		235,000


Total Principal Purchased
by the Portfolio *:		234,471 USD


Commission or Spread:		0.650%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Entergy Corp. (CUSIP 29364GAJ2)


Date Purchased:			08/16/16


Price Per Share:		99.775 USD


Shares Purchased
by the Portfolio *:		345,000


Total Principal Purchased
by the Portfolio *:		344,224 USD


Commission or Spread:		0.650%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Bank of Montreal (CUSIP 06367TJX9)


Date Purchased:			08/24/16


Price Per Share:		99.811 USD


Shares Purchased
by the Portfolio *:		1,395,000


Total Principal Purchased
by the Portfolio *:		1,392,363 USD


Commission or Spread:		0.350%


Broker:				BMO Capital Markets


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Coca-Cola Co. (The) (CUSIP 191216BZ2)


Date Purchased:			08/29/16


Price Per Share:		99.884 USD


Shares Purchased
by the Portfolio *:		345,000


Total Principal Purchased
by the Portfolio *:		344,600 USD


Commission or Spread:		0.450%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Magellan Midstream Partners L.P. (CUSIP 559080AL0)


Date Purchased:			09/06/16


Price Per Share:		98.762 USD


Shares Purchased
by the Portfolio *:		45,000


Total Principal Purchased
by the Portfolio *:		44,443 USD


Commission or Spread:		0.880%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Home Depot, Inc. (The) (CUSIP 437076BN1)


Date Purchased:			09/06/16


Price Per Share:		98.904 USD


Shares Purchased
by the Portfolio *:		77,000


Total Principal Purchased
by the Portfolio *:		76,156 USD


Commission or Spread:		0.450%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Shell International Finance B.V. (CUSIP 822582BY7)


Date Purchased:			09/07/16


Price Per Share:		99.536 USD


Shares Purchased
by the Portfolio *:		310,000


Total Principal Purchased
by the Portfolio *:		308,562 USD


Commission or Spread:		0.430%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Dr Pepper Snapple Group, Inc. (CUSIP 26138EAU3)


Date Purchased:			09/07/16


Price Per Share:		99.676 USD


Shares Purchased
by the Portfolio *:		163,000


Total Principal Purchased
by the Portfolio *:		162,472 USD


Commission or Spread:		0.450%


Broker:				Credit Suisse Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Shell International Finance B.V. (CUSIP 822582BX9)


Date Purchased:			09/07/16


Price Per Share:		98.985 USD


Shares Purchased
by the Portfolio *:		220,000


Total Principal Purchased
by the Portfolio *:		217,767 USD


Commission or Spread:		0.200%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Southern Co. Gas Capital Corp. (CUSIP 8426EPAB4)


Date Purchased:			09/08/16


Price Per Share:		99.823 USD


Shares Purchased
by the Portfolio *:		40,000


Total Principal Purchased
by the Portfolio *:		39,929 USD


Commission or Spread:		0.880%


Broker:				Mizuho Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Toronto-Dominion Bank (The) (CUSIP 891160MJ9)


Date Purchased:			09/08/16


Price Per Share:		99.825 USD


Shares Purchased
by the Portfolio *:		225,000


Total Principal Purchased
by the Portfolio *:		224,606 USD


Commission or Spread:		0.450%


Broker:				TD Securities (USA) LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Toronto-Dominion Bank (The) (CUSIP 891160MJ9)


Date Purchased:			09/08/16


Price Per Share:		99.825 USD


Shares Purchased
by the Portfolio *:		100,000


Total Principal Purchased
by the Portfolio *:		99,825 USD


Commission or Spread:		0.450%


Broker:				TD Securities (USA) LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Altria Group, Inc. (CUSIP 02209SAV5)


Date Purchased:			09/13/16


Price Per Share:		98.515 USD


Shares Purchased
by the Portfolio *:		320,000


Total Principal Purchased
by the Portfolio *:		315,248 USD


Commission or Spread:		0.880%


Broker:				Deutsche Bank Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Deutsche Telekom International Finance B.V.
				(CUSIP 25156PAV5)


Date Purchased:			09/13/16


Price Per Share:		99.994 USD


Shares Purchased
by the Portfolio *:		460,000


Total Principal Purchased
by the Portfolio *:		459,972 USD


Commission or Spread:		0.880%


Broker:				RBC Capital Markets LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Thermo Fisher Scientific, Inc. (CUSIP 883556BR2)


Date Purchased:			09/14/16


Price Per Share:		98.787 USD


Shares Purchased
by the Portfolio *:		240,000


Total Principal Purchased
by the Portfolio *:		237,089 USD


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Thermo Fisher Scientific, Inc. (CUSIP 883556BR2)


Date Purchased:			09/14/16


Price Per Share:		98.787 USD


Shares Purchased
by the Portfolio *:		447,000


Total Principal Purchased
by the Portfolio *:		441,578 USD


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Gilead Sciences, Inc. (CUSIP 375558BM4)


Date Purchased:			09/15/16


Price Per Share:		99.974 USD


Shares Purchased
by the Portfolio *:		955,000


Total Principal Purchased
by the Portfolio *:		954,752 USD


Commission or Spread:		0.450%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Gilead Sciences, Inc. (CUSIP 375558BL6)


Date Purchased:			09/15/16


Price Per Share:		99.646 USD


Shares Purchased
by the Portfolio *:		149,000


Total Principal Purchased
by the Portfolio *:		148,473 USD


Commission or Spread:		0.400%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Hess Corp. (CUSIP 42809HAH0)


Date Purchased:			09/19/16


Price Per Share:		99.715 USD


Shares Purchased
by the Portfolio *:		170,000


Total Principal Purchased
by the Portfolio *:		169,516 USD


Commission or Spread:		0.880%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Shire Acquisitions Investments Ireland DAC
				(CUSIP 82481LAC3)


Date Purchased:			09/19/16


Price Per Share:		99.987 USD


Shares Purchased
by the Portfolio *:		348,000


Total Principal Purchased
by the Portfolio *:		347,955 USD


Commission or Spread:		0.400%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Air Liquide Finance S.A. (CUSIP 00913RAB2)


Date Purchased:			09/22/16


Price Per Share:		99.463 USD


Shares Purchased
by the Portfolio *:		265,000


Total Principal Purchased
by the Portfolio *:		263,577 USD


Commission or Spread:		0.400%


Broker:				HSBC Securities, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Air Liquide Finance S.A. (CUSIP 00913RAB2)


Date Purchased:			09/22/16


Price Per Share:		99.463 USD


Shares Purchased
by the Portfolio *:		450,000


Total Principal Purchased
by the Portfolio *:		447,584 USD


Commission or Spread:		0.230%


Broker:				HSBC Securities, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Air Lease Corp. (CUSIP 00912XAU8)


Date Purchased:			09/26/16


Price Per Share:		99.643 USD


Shares Purchased
by the Portfolio *:		143,000


Total Principal Purchased
by the Portfolio *:		142,489 USD


Commission or Spread:		0.450%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			First Hawaiian, Inc. (CUSIP 32051X108)


Date Purchased:			08/04/16


Price Per Share:		23.000 USD


Shares Purchased
by the Portfolio *:		30,500


Total Principal Purchased
by the Portfolio *:		701,500 USD


Commission or Spread:		1.035 USD


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			Valvoline, Inc. (CUSIP 92047W101)


Date Purchased:			09/23/16


Price Per Share:		22.000 USD


Shares Purchased
by the Portfolio *:		12,200


Total Principal Purchased
by the Portfolio *:		26,840 USD


Commission or Spread:		1.155 USD


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust Loomis Sayles Global Markets Portfolio
Securities Purchases during an Underwriting involving
Natixis subject to Rule 10f-3 under the Investment
Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			Loomis Sayles Global Markets Portfolio


Security:			Air Liquide Finance S.A. (CUSIP 00913RAA4)


Date Purchased:			09/22/16


Price Per Share:		99.760 USD


Shares Purchased
by the Portfolio *:		305,000


Total Principal Purchased
by the Portfolio *:		304,268 USD


Commission or Spread:		0.060%


Broker:				HSBC Securities, Inc.


Member:				Natixis


Met Investors Series Trust MetLife Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
Wells Fargo Advisors subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			MetLife Small Cap Value Portfolio


Security:			Laredo Petroleum, Inc. (CUSIP 516806106)


Date Purchased:			07/14/16


Price Per Share:		10.700 USD


Shares Purchased
by the Portfolio *:		234,204


Total Principal Purchased
by the Portfolio *:		2,505,983 USD


Commission or Spread:		1.780 USD


Broker:				Credit Suisse Securities LLC


Member:				Wells Fargo Advisors


Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio
Securities Purchases during an Underwriting involving
Goldman Sachs & Co. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			Diamondback Energy, Inc. (CUSIP 25278X109)


Date Purchased:			07/13/16


Price Per Share:		89.250 USD


Shares Purchased
by the Portfolio *:		11,687


Total Principal Purchased
by the Portfolio *:		1,043,065 USD


Commission or Spread:		2.255%


Broker:				Credit Suisse Securities LLC


Member:				Goldman Sachs & Co.

Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio
Securities Purchases during an Underwriting involving
Goldman Sachs & Co. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			RSP Permian Inc. (CUSIP 74978Q105)


Date Purchased:			10/13/16


Price Per Share:		39.750 USD


Shares Purchased
by the Portfolio *:		46,706


Total Principal Purchased
by the Portfolio *:		1,856,564 USD


Commission or Spread:		2.875%


Broker:				Barclays Captial, Inc.


Member:				Goldman Sachs & Co.



Met Investors Series Trust Loomis Sayles Global Markets
Securities Purchases during an Underwriting involving
Natixis subject to Rule 10f-3
under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			Loomis Sayles Global Markets Portfolio


Security:			Danone SA (CUSIP 23636TAB6)


Date Purchased:			10/26/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		225,000


Total Principal Purchased
by the Portfolio *:		225,000 USD


Commission or Spread:		0.25 USD


Broker:				Citigroup Global Markets, Inc.


Member:				Natixis


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Buckeye Partners LP (CUSIP 118230AQ4)


Date Purchased:			10/27/16


Price Per Share:		99.644 USD


Shares Purchased
by the Portfolio *:		111,000


Total Principal Purchased
by the Portfolio *:		110,605 USD


Commission or Spread:		1.0%


Broker:				Barclays Capital Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Danone SA (CUSIP 23636TAD2)


Date Purchased:			10/26/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		1,000,000


Total Principal Purchased
by the Portfolio *:		1,000,000 USD


Commission or Spread:		0.4%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Flagship Credit Auto Trust (CUSIP 33844FAD9)


Date Purchased:			10/19/16


Price Per Share:		99.99447 USD


Shares Purchased
by the Portfolio *:		1,195,000


Total Principal Purchased
by the Portfolio *:		1,194,934 USD


Commission or Spread:		0.38%


Broker:				Barclays Capital Inc.


Member:				JPMorgan Securities, Inc.



Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Phillips 66 Partners LP (CUSIP 718549AD0)


Date Purchased:			10/11/16


Price Per Share:		99.901 USD


Shares Purchased
by the Portfolio *:		117,000


Total Principal Purchased
by the Portfolio *:		116,884 USD


Commission or Spread:		0.65%


Broker:				Credit Suisse Securities USA LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Phillips 66 Partners LP (CUSIP 718549AE8)


Date Purchased:			10/11/16


Price Per Share:		99.303 USD


Shares Purchased
by the Portfolio *:		255,000


Total Principal Purchased
by the Portfolio *:		253,223 USD


Commission or Spread:		0.88%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			President & Fellows of Harvard College (CUSIP 740816AN3)


Date Purchased:			10/06/16


Price Per Share:		99.258 USD


Shares Purchased
by the Portfolio *:		714,000


Total Principal Purchased
by the Portfolio *:		708,702 USD


Commission or Spread:		0.33%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Prestige Auto Receivables Trust (CUSIP 74113MAF7)


Date Purchased:			10/21/16


Price Per Share:		99.96767 USD


Shares Purchased
by the Portfolio *:		1,979,000


Total Principal Purchased
by the Portfolio *:		1,978,360 USD


Commission or Spread:		0.39%


Broker:				Wells Fargo Advisors LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Realty Income Corp. (CUSIP 756109AS3)


Date Purchased:			10/04/16


Price Per Share:		98.671 USD


Shares Purchased
by the Portfolio *:		410,000


Total Principal Purchased
by the Portfolio *:		404,551 USD


Commission or Spread:		0.65%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Sprint Spectrum / Spec I (CUSIP 85208NAA8)


Date Purchased:			10/20/16


Price Per Share:		99.99834 USD


Shares Purchased
by the Portfolio *:		1,869,000


Total Principal Purchased
by the Portfolio *:		1,868,969 USD


Commission or Spread:		1.0%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Sumitomo Mitsui Financial Group Inc. (CUSIP 86562MAH3)


Date Purchased:			10/11/16


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		318,000


Total Principal Purchased
by the Portfolio *:		318,000 USD


Commission or Spread:		0.35%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Sumitomo Mitsui Financial Group Inc. (CUSIP 86562MAH3)


Date Purchased:			10/11/16


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		318,000


Total Principal Purchased
by the Portfolio *:		318,000 USD


Commission or Spread:		0.35%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Sumitomo Mitsui Financial Group Inc. (CUSIP 86562MAK6)


Date Purchased:			10/11/16


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		212,000


Total Principal Purchased
by the Portfolio *:		212,000 USD


Commission or Spread:		0.45%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Sumitomo Mitsui Trust Bank Limited (CUSIP 86563VAG4)


Date Purchased:			10/12/16


Price Per Share:		99.945 USD


Shares Purchased
by the Portfolio *:		1,000,000


Total Principal Purchased
by the Portfolio *:		999,450 USD


Commission or Spread:		0.25%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Westlake Automobile Rec Trust (CUSIP 96042LAE1)


Date Purchased:			10/14/16


Price Per Share:		99.99279 USD


Shares Purchased
by the Portfolio *:		1,036,000


Total Principal Purchased
by the Portfolio *:		1,035,925 USD


Commission or Spread:		0.37%


Broker:				Wells Fargo Advisors LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Xylem Inc. (CUSIP 98419MAJ9)


Date Purchased:			10/03/16


Price Per Share:		99.794 USD


Shares Purchased
by the Portfolio *:		118,000


Total Principal Purchased
by the Portfolio *:		117,757 USD


Commission or Spread:		0.65%


Broker:				Wells Fargo Advisors LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Xylem Inc. (CUSIP 98419MAK6)


Date Purchased:			10/03/16


Price Per Share:		98.957 USD


Shares Purchased
by the Portfolio *:		160,000


Total Principal Purchased
by the Portfolio *:		158,331 USD


Commission or Spread:		0.88%


Broker:				Wells Fargo Advisors LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			AmeriCredit Automobile Rec Trust (CUSIP 03065TAE2)


Date Purchased:			10/05/16


Price Per Share:		99.98857 USD


Shares Purchased
by the Portfolio *:		750,000


Total Principal Purchased
by the Portfolio *:		749,914 USD


Commission or Spread:		0.5%


Broker:				RBC Capital Markets LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			New Residential Advance Rec Trust (CUSIP 62942QBC6)


Date Purchased:			10/14/16


Price Per Share:		99.99992 USD


Shares Purchased
by the Portfolio *:		1,720,000


Total Principal Purchased
by the Portfolio *:		1,719,999 USD


Commission or Spread:		0.25%


Broker:				Credit Suisse Securities USA LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			New Residential Advance Rec Trust (CUSIP 62942QBD4)


Date Purchased:			10/14/16


Price Per Share:		99.99997 USD


Shares Purchased
by the Portfolio *:		268,000


Total Principal Purchased
by the Portfolio *:		268,000 USD


Commission or Spread:		0.35%


Broker:				Credit Suisse Securities USA LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			New Residential Advance Rec Trust (CUSIP 62942QBE2)


Date Purchased:			10/14/16


Price Per Share:		99.99985 USD


Shares Purchased
by the Portfolio *:		625,000


Total Principal Purchased
by the Portfolio *:		624,999 USD


Commission or Spread:		0.35%


Broker:				Credit Suisse Securities USA LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Analog Devices Inc. (CUSIP 032654AM7)


Date Purchased:			11/30/16


Price Per Share:		99.639 USD


Shares Purchased
by the Portfolio *:		293,000


Total Principal Purchased
by the Portfolio *:		291,942 USD


Commission or Spread:		0.63%


Broker:				Credit Suisse Securities USA LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Analog Devices Inc. (CUSIP 032654AP0)


Date Purchased:			11/30/16


Price Per Share:		99.348 USD


Shares Purchased
by the Portfolio *:		136,000


Total Principal Purchased
by the Portfolio *:		135,113 USD


Commission or Spread:		0.88%


Broker:				Credit Suisse Securities USA LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Arch Capital Finance LLC (CUSIP 03939CAB9)


Date Purchased:			11/29/16


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		306,000


Total Principal Purchased
by the Portfolio *:		306,000 USD


Commission or Spread:		0.88%

Broker:				Credit Suisse Securities USA LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Chevron Phillips Checmical Company (CUSIP 166754AP6)


Date Purchased:			11/17/16


Price Per Share:		99.738 USD


Shares Purchased
by the Portfolio *:		339,000


Total Principal Purchased
by the Portfolio *:		338,112 USD


Commission or Spread:		0.65%


Broker:				MUFG Securities Americas Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Northrop Grumman Corporation (CUSIP 666807BK7)


Date Purchased:			11/28/16


Price Per Share:		99.839 USD


Shares Purchased
by the Portfolio *:		179,000


Total Principal Purchased
by the Portfolio *:		178,712 USD


Commission or Spread:		0.45%


Broker:				Goldman Sachs and Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Occidental Petroleum Corporation (CUSIP 674599CM5)


Date Purchased:			11/02/16


Price Per Share:		99.579 USD


Shares Purchased
by the Portfolio *:		350,000


Total Principal Purchased
by the Portfolio *:		348,527 USD


Commission or Spread:		0.45%


Broker:				Wells Fargo Advisors LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Pacific Gas and Electric Company (CUSIP 694308HR1)


Date Purchased:			11/28/16


Price Per Share:		98.164 USD


Shares Purchased
by the Portfolio *:		204,000


Total Principal Purchased
by the Portfolio *:		200,255 USD


Commission or Spread:		0.88%


Broker:				Mizuho Securities USA Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Pfizer Inc. (CUSIP 717081EA7)


Date Purchased:			11/14/16


Price Per Share:		99.148 USD


Shares Purchased
by the Portfolio *:		450,000


Total Principal Purchased
by the Portfolio *:		446,166 USD


Commission or Spread:		0.45%


Broker:				Credit Suisse Securities USA LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Drive auto Receivables Trust (CUSIP 26208BAN0)


Date Purchased:			11/16/16


Price Per Share:		99.9804 USD


Shares Purchased
by the Portfolio *:		2,076,000


Total Principal Purchased
by the Portfolio *:		2,075,593 USD


Commission or Spread:		0.60%


Broker:				Deutsche Bank Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Time Warner Inc. (CUSIP 887317BB0)


Date Purchased:			11/29/16


Price Per Share:		99.615 USD


Shares Purchased
by the Portfolio *:		384,000


Total Principal Purchased
by the Portfolio *:		382,522 USD


Commission or Spread:		0.45%


Broker:				Citigroup Global Markets Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Westpac Banking Corporation (CUSIP 961214DF7)


Date Purchased:			11/15/16


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		450,000


Total Principal Purchased
by the Portfolio *:		450,000 USD


Commission or Spread:		0.45%


Broker:				Citigroup Global Markets Inc.


Member:				JPMorgan Securities, Inc.

Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			21st Century Fox America (CUSIP 90131HCC7)


Date Purchased:			11/15/16


Price Per Share:		99.889 USD


Shares Purchased
by the Portfolio *:		500,000


Total Principal Purchased
by the Portfolio *:		499,445 USD


Commission or Spread:		0.88%


Broker:				Goldman Sachs and Company


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Petroleos Mexicanos (CUSIP 71656LBQ3)


Date Purchased:			12/06/16


Price Per Share:		99.094 USD


Shares Purchased
by the Portfolio *:		742,000


Total Principal Purchased
by the Portfolio *:		735,277 USD


Commission or Spread:		0.2%


Broker:				Morgan Stanley and Company LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Roper Technologies Inc. (CUSIP 776743AD8)


Date Purchased:			12/08/16


Price Per Share:		99.984 USD


Shares Purchased
by the Portfolio *:		188,000


Total Principal Purchased
by the Portfolio *:		187,970 USD


Commission or Spread:		0.7%


Broker:				Mizuho Securities USA Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Diamondback Energy Inc. (CUSIP 25278X109)


Date Purchased:			12/15/16


Price Per Share:		97.000 USD


Shares Purchased
by the Portfolio *:		600


Total Principal Purchased
by the Portfolio *:		58,200 USD


Commission or Spread:		1.70 USD


Broker:				Credit Suisse


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Buckeye Partners LP (CUSIP 118230AQ4)


Date Purchased:			10/27/16


Price Per Share:		99.644 USD


Shares Purchased
by the Portfolio *:		140,000


Total Principal Purchased
by the Portfolio *:		139,502 USD


Commission or Spread:		0.65%


Broker:				Barclays Capital Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			CMS Energy Corp. (CUSIP 125896BR0)


Date Purchased:			10/31/16


Price Per Share:		99.651 USD


Shares Purchased
by the Portfolio *:		115,000


Total Principal Purchased
by the Portfolio *:		114,599 USD


Commission or Spread:		0.65%


Broker:				Wells Fargo Advisors LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Commonwealth Bank of Australia (CUSIP 2027A0HZ5)


Date Purchased:			10/25/16


Price Per Share:		99.869 USD


Shares Purchased
by the Portfolio *:		1,040,000


Total Principal Purchased
by the Portfolio *:		1,038,638 USD


Commission or Spread:		0.15%


Broker:				HSBC Securities USA Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Honeywell International Inc. (CUSIP 438516BL9)


Date Purchased:			10/24/16


Price Per Share:		99.64 USD


Shares Purchased
by the Portfolio *:		480,000


Total Principal Purchased
by the Portfolio *:		478,272 USD


Commission or Spread:		0.45%


Broker:				Deutsche Bank Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Illinois Tool Works Inc. (CUSIP 452308AX7)


Date Purchased:			10/31/16


Price Per Share:		99.685 USD


Shares Purchased
by the Portfolio *:		480,000


Total Principal Purchased
by the Portfolio *:		478,488 USD


Commission or Spread:		0.45%


Broker:				Citigroup Global Markets


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Mondelez International Holdings Netherlands B.V. (CUSIP 60920LAC8)


Date Purchased:			10/19/16


Price Per Share:		99.631 USD


Shares Purchased
by the Portfolio *:		475,000


Total Principal Purchased
by the Portfolio *:		473,247 USD


Commission or Spread:		0.35%


Broker:				Mizuho Securities USA Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Phillips 66 Partners LP (CUSIP 718549AE8)


Date Purchased:			10/11/16


Price Per Share:		99.303 USD


Shares Purchased
by the Portfolio *:		155,000


Total Principal Purchased
by the Portfolio *:		153,920 USD


Commission or Spread:		0.88%


Broker:				Credit suisse Securities USA LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Spectra Energy Partners SEP (CUSIP 84756NAG4)


Date Purchased:			10/05/16


Price Per Share:		100.663 USD


Shares Purchased
by the Portfolio *:		65,000


Total Principal Purchased
by the Portfolio *:		65,691 USD


Commission or Spread:		0.88%


Broker:				Morgan Stanley and Company LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Spectra Energy Partners SEP (CUSIP 84756NAH2)


Date Purchased:			10/05/16


Price Per Share:		99.865 USD


Shares Purchased
by the Portfolio *:		150,000


Total Principal Purchased
by the Portfolio *:		149,798 USD


Commission or Spread:		0.65%


Broker:				Morgan Stanley and Company LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Xylem Inc. (CUSIP 98419MAJ9)


Date Purchased:			10/03/16


Price Per Share:		99.794 USD


Shares Purchased
by the Portfolio *:		60,000


Total Principal Purchased
by the Portfolio *:		59,876 USD


Commission or Spread:		0.65%


Broker:				Wells Fargo Advisors LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Xylem Inc. (CUSIP 98419MAK6)


Date Purchased:			10/03/16


Price Per Share:		98.957 USD


Shares Purchased
by the Portfolio *:		25,000


Total Principal Purchased
by the Portfolio *:		24,739 USD


Commission or Spread:		0.88%


Broker:				Citigroup Global Markets Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			CSX Corporation (CUSIP 126408HE6)


Date Purchased:			10/13/16


Price Per Share:		99.596 USD


Shares Purchased
by the Portfolio *:		300,000


Total Principal Purchased
by the Portfolio *:		298,788 USD


Commission or Spread:		0.65%


Broker:				Citigroup Global Markets Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Phillips 66 Partners LP (CUSIP 718549AE8)


Date Purchased:			10/11/16


Price Per Share:		99.303 USD


Shares Purchased
by the Portfolio *:		153,000


Total Principal Purchased
by the Portfolio *:		151,934 USD


Commission or Spread:		0.88%


Broker:				Goldman Sachs and Company


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			President & Fellows of Harvard College (CUSIP 740816AN3)


Date Purchased:			10/06/16


Price Per Share:		99.258 USD


Shares Purchased
by the Portfolio *:		143,000


Total Principal Purchased
by the Portfolio *:		141,939 USD


Commission or Spread:		0.33%


Broker:				Goldman Sachs and Company


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Ford Motor Company (CUSIP 345370CS7)


Date Purchased:			12/05/16


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		225,000


Total Principal Purchased
by the Portfolio *:		225,000 USD


Commission or Spread:		0.90%


Broker:				Goldman Sachs and Company


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Roper Technologies Inc. (CUSIP 776743AD8)


Date Purchased:			12/08/16


Price Per Share:		99.984 USD


Shares Purchased
by the Portfolio *:		190,000


Total Principal Purchased
by the Portfolio *:		189,970 USD


Commission or Spread:		0.70%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			UnitedHealth Group Inc. (CUSIP 91324PCW0)


Date Purchased:			12/15/16


Price Per Share:		99.896 USD


Shares Purchased
by the Portfolio *:		235,000


Total Principal Purchased
by the Portfolio *:		234,756 USD


Commission or Spread:		0.50%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Petroleos Mexicanos (CUSIP 71656LBQ3)


Date Purchased:			12/06/16


Price Per Share:		99.094 USD


Shares Purchased
by the Portfolio *:		1,360,000


Total Principal Purchased
by the Portfolio *:		1,347,678 USD


Commission or Spread:		0.20%


Broker:				Morgan Stanley and Company LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Roper Technologies Inc. (CUSIP 776743AD8)


Date Purchased:			12/08/16


Price Per Share:		99.984 USD


Shares Purchased
by the Portfolio *:		94,000


Total Principal Purchased
by the Portfolio *:		93,985 USD


Commission or Spread:		0.70%


Broker:				Mizuho Securities USA Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			Acushnet Holdings Corp. (CUSIP 005098108)


Date Purchased:			10/28/16


Price Per Share:		17.000 USD


Shares Purchased
by the Portfolio *:		16,600


Total Principal Purchased
by the Portfolio *:		282,200 USD


Commission or Spread:		0.98 USD


Broker:				Morgan Stanley and Co. LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			Camping World Holdings Inc. (CUSIP 13462K109)


Date Purchased:			10/07/16


Price Per Share:		22.000 USD


Shares Purchased
by the Portfolio *:		122,000


Total Principal Purchased
by the Portfolio *:		268,400 USD


Commission or Spread:		1.46 USD


Broker:				Goldman Sachs and Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust Blackrock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock High Yield Portfolio


Security:			Gulfport Energy Corporation (CUSIP 402635AF3)


Date Purchased:			10/06/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		380,000


Total Principal Purchased
by the Portfolio *:		380,000 USD


Commission or Spread:		1.43%


Broker:				Credit Suisse Securities USA LLC


Member:				PNC Capital Markets


Met Investors Series Trust Blackrock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock High Yield Portfolio


Security:			United Rentals N.A., Inc. (CUSIP 911365BF0)


Date Purchased:			10/24/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		664,000


Total Principal Purchased
by the Portfolio *:		664,000 USD


Commission or Spread:		1.25%


Broker:				Morgan Stanley and Co. LLC


Member:				PNC Capital Markets


Met Investors Series Trust Blackrock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock High Yield Portfolio


Security:			ACCO Brands Corporation (CUSIP 00081TAJ7)


Date Purchased:			12/08/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		411,000


Total Principal Purchased
by the Portfolio *:		411,000 USD


Commission or Spread:		1.25%


Broker:				Barclays Capital Inc.


Member:				PNC Capital Markets


Met Investors Series Trust Blackrock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock High Yield Portfolio


Security:			RSP Periman Inc. (CUSIP 74978QAD7)


Date Purchased:			12/12/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		367,000


Total Principal Purchased
by the Portfolio *:		367,000 USD


Commission or Spread:		1.00%


Broker:				Barclays Capital Inc.


Member:				PNC Capital Markets


Met Investors Series Trust Blackrock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock High Yield Portfolio


Security:			Gulfport Energy Corporation (CUSIP 402635AJ5)


Date Purchased:			12/15/16


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		491,000


Total Principal Purchased
by the Portfolio *:		491,000 USD


Commission or Spread:		1.44%


Broker:				Credit Suisse Securities USA LLC


Member:				PNC Capital Markets